[Logo] M F S (SM)                                              Semiannual Report
INSTITUTIONAL ADVISORS, INC.                                   December 31, 1997


MFS(R) INSTITUTIONAL RESEARCH FUND




[Graphic Omitted]

MFS(R) INSTITUTIONAL RESEARCH FUND

TRUSTEES                                                INVESTMENT ADVISER
Nelson J. Darling, Jr.                                  Massachusetts Financial Services Company
Trustee, Eastern Enterprises                            500 Boylston Street
(diversified holding company)                           Boston, MA 02116-3741

William R. Gutow                                        DISTRIBUTOR
Vice Chairman,                                          MFS Fund Distributors, Inc.
Capitol Entertainment Management Company                500 Boylston Street
(Blockbuster Video franchise)                           Boston, MA 02116-3741

DIRECTOR OF RESEARCH                                    INVESTOR SERVICE
Kevin R. Parke*                                         MFS Service Center, Inc.
                                                        P.O. Box 1400
TREASURER                                               Boston, MA 02107-9906
W. Thomas London*
                                                        For additional information, contact
ASSISTANT TREASURERS                                    your financial adviser.
Mark E. Bradley*
Ellen Moynihan*                                         CUSTODIAN
James O. Yost*                                          State Street Bank and Trust Company

SECRETARY                                               WORLD WIDE WEB
Stephen E. Cavan*                                       www.mfs.com

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

[graphic omitted]

For the fourth year in a row, MFS earned a #1 ranking in the DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories, including "knowledge of operations contact," "keeping you informed," and "ease of doing business" with the firm.

*Affiliated with the Investment Adviser

NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE

  MFS Mourns Chairman's Passing

  It is with deep regret that we inform you of the death on February 2, 1998, of A. Keith Brodkin, Chairman and Chief Executive Officer of MFS Investment Management(SM). Mr. Brodkin joined MFS in 1970 and made enormous contributions to the organization, including helping to build the firm's investment staff, which will continue to manage all of the MFS investment portfolios. His leadership, friendship, and wise counsel will be sorely missed.

LETTER TO SHAREHOLDERS

Dear Shareholders:
Thanks to a sustained period of relative stability and moderate growth, the U.S. economy has produced thousands of new jobs, inflation has remained under control, and the investment climate has -- for the most part -- been favorable. The increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. The rapid pace of growth seen in the first quarter slowed to an annual rate of 3.3% in the second quarter and 3.5% in the third. We believe this economic momentum will carry well into the first quarter of 1998 as a result of lower interest rates and continuing growth in the money supply. While U.S. economic growth continues to be impressive, events in the Pacific Rim will somewhat offset that and, therefore, markets are likely to continue to focus on Federal Reserve Board activity.

The extreme volatility seen in the U.S. equity market in the fall was, we believe, the consequence of overvaluations that had been evident for some months. As a result, the stock market has been vulnerable to some type of correction and has been impacted in the near term by chaotic market conditions in the Pacific Rim. In the face of all this, however, the equity market continues to exhibit surprising strength, much of it the result of continued gains in corporate earnings, a trend that could be an important indicator of the market's future direction. Certainly the situation throughout Asia bears close scrutiny because it appears to be clearly deflationary and raises the prospect of trade wars developing throughout the area. We are not convinced that U.S. markets have escaped totally from October's volatility. Thus, not only is the near-term outlook for profits being adjusted for the Asian crisis, we also believe equity valuations have risen to a point where a cautious investment approach seems warranted, with a need for particular attention to be paid to the effect of Pacific Rim volatility on the earnings of U.S. companies.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
President, MFS Investment Management

January 12, 1998

DIRECTOR OF RESEARCH'S OVERVIEW

Dear Shareholders:
For the six months ended December 31, 1997, the Fund provided a total return of 7.00% (including the reinvestment of distributions), compared to a 10.58% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Fund's underperformance relative to the S&P 500 over the past six months can be attributed in part to the narrowness of the U.S. equity market and to the decline in value of several foreign holdings. In addition, the Fund was hurt by our relative weightings in the following five sectors: technology, consumer staples, autos, utilities and communications, and business services. Overall, the companies that the analysts have chosen within these sectors have performed very well and are leaders in their respective industries. The Fund did outperform the S&P 500 over the past six months in the retailing, financial services, energy, and basic materials sectors.

Sector weightings in the Fund have not shifted dramatically, but have changed slightly. For example, the Fund has increased its weighting in the financial services sector, which has performed exceptionally well, by approximately 2%. Within this sector, several stocks contributed to performance over the past six months, most notably PNC Bank, Corestates Financial, and Comerica, Inc. These companies have developed solid competitive positions within an industry that continues to benefit from an environment of slow-to-moderate growth, low inflation, and rapid consolidation.

The Fund has also increased its weighting in the technology sector by close to 1% and continues to be weighted almost seven percentage points higher than the technology portion of the S&P 500. While a number of companies within the technology sector dampened the Fund's return in the latter half of 1997, this was seen as a result of the crisis in Southeast Asia, where uncertain demand and negative currency positions have significantly affected certain stocks.
We remain cautious on the impact of Southeast Asian developments and, as a result, there have been a number of changes in the Fund, with an emphasis toward companies that possess strong secular growth opportunities. Oracle Corp. is an example of one company that has been affected by the "Asian flu." This resulted in a disappointing earnings report in November, and we will be monitoring its situation closely. Companies within the technology sector that finished the year strongly were Computer Associates International, Compaq Computer, Compuware Corp., and Cadence Design Systems.

While we have maintained a neutral weighting relative to the S&P 500 in the transportation sector, the analysts continue to search for the best ideas in this industry also. One example is Wisconsin Central Transportation, which derives a great deal of its earnings from international acquisitions. The stock has suffered due to a lack of acquisitions in 1997, a loss of focus by the company on its core domestic business, and missed earnings estimates. However, Wisconsin Central should benefit in 1998 from three positive factors. First, it is the front-runner for three big Australian acquisitions in 1998 and 1999. Second, its acquisition of British Rail over a year ago should result in profits this year. Third, its domestic operations are back on track.

The Fund remains overweighted in consumer staples and retailing, sectors in which companies such as Earthgrains, Office Depot, and Safeway have enhanced returns. Conversely, the analysts have reduced their weightings in autos and housing and in basic materials because profits continue to be uncertain. In addition, the Fund remains underweighted in utilities and communications relative to the S&P 500 because the analysts believe that deregulation and increased competition will decelerate the earnings of the large players in the industry. They are therefore focusing on the smaller companies that are likely to be acquired in a consolidation environment.

The Fund continues to be based upon the research analysts' best ideas within their industries. Stocks are selected after careful, fundamental analysis of individual companies' earnings outlooks. Although each analyst incorporates general economic forecasts into his or her decision-making process, ultimately, stocks selected for inclusion in the Fund represent companies that the analysts believe offer the best possibility for capital appreciation regardless of the economic outlook. These companies typically demonstrate dominant and/or growing market share, quality new and existing products, superior management teams, and strong financial statements. Sector and industry weightings are a fallout of the "best ideas" stock-selection process. However, the analysts revisit weightings regularly to assure agreement within the changing economic landscape.

Respectfully,

/s/ Kevin R. Parke

Kevin R. Parke
Director of Research

The committee of MFS research analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

Commencement of investment operations: May 20, 1996

PERFORMANCE SUMMARY
Because mutual funds like MFS Institutional Research Fund are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF DECEMBER 31, 1997 (net asset value change including reinvested distributions)

                                    6 Months       1 Year      Life of Fund*
-------------------------------------------------------------------------------
Cumulative Total Return               +7.00%      +20.78%           +29.89%
-------------------------------------------------------------------------------
Average Annual Total Return              --       +20.78%           +17.56%
-------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, May 20, 1996, through December 31, 1997.

All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1997
Stocks - 96.5%
------------------------------------------------------------------------------------------------------
Issuer                                                                    Shares                 Value
------------------------------------------------------------------------------------------------------
U.S. Stocks - 88.5%
  Aerospace - 2.5%
    Lockheed Martin Corp.                                                  3,900           $   384,150
    United Technologies Corp.                                             10,800               786,375
                                                                                           -----------
                                                                                           $ 1,170,525
------------------------------------------------------------------------------------------------------
  Apparel and Textiles - 0.1%
    Reebok International Ltd.*                                             2,300           $    66,269
------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.7%
    BankBoston Corp.                                                       3,140           $   294,964
    Chase Manhattan Corp.                                                  4,300               470,850
    Comerica, Inc.                                                         5,200               469,300
    Corestates Financial Corp.                                             4,600               368,287
    Fleet/Norstar Financial Group, Inc.                                    6,000               449,625
    PNC Bank Corp.                                                         5,300               302,431
    Wells Fargo & Co.                                                        900               305,494
                                                                                           -----------
                                                                                           $ 2,660,951
------------------------------------------------------------------------------------------------------
  Building - 1.4%
    American Standard Cos., Inc.*                                          5,800           $   222,212
    Newport News Shipbuilding, Inc.                                       16,500               419,719
                                                                                           -----------
                                                                                           $   641,931
------------------------------------------------------------------------------------------------------
  Business Machines - 0.9%
    Sun Microsystems, Inc.*                                               10,500           $   418,687
------------------------------------------------------------------------------------------------------
  Business Services - 3.2%
    AccuStaff, Inc.*                                                       8,400           $   193,200
    Cendant Corp.*                                                        26,434               908,669
    First Data Corp.                                                      12,800               374,400
                                                                                           -----------
                                                                                           $ 1,476,269
------------------------------------------------------------------------------------------------------
  Chemicals - 2.7%
    Air Products & Chemicals, Inc.                                         3,800           $   312,550
    Cytec Industries, Inc.*                                                9,800               459,987
    DuPont (E.I.) de Nemours & Co., Inc.                                   3,900               234,244
    Praxair, Inc.                                                          5,000               225,000
                                                                                           -----------
                                                                                           $ 1,231,781
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.7%
    Compaq Computer Corp.                                                 13,450           $   759,085
    Electronic Arts, Inc.*                                                 9,700               366,781
    Microsoft Corp.*                                                       8,000             1,034,000
                                                                                           -----------
                                                                                           $ 2,159,866
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 6.7%
    Adobe Systems, Inc.                                                    6,800           $   280,500
    BMC Software, Inc.*                                                    6,900               452,813
    Cadence Design Systems, Inc.*                                         19,000               465,500
    Computer Associates International, Inc.                               11,550               610,706
    Compuware Corp.*                                                      12,800               409,600
    Oracle Corp.*                                                         24,750               552,234
    Sybase, Inc.*                                                          5,900                78,544
    Synopsys, Inc.*                                                        6,800               243,100
                                                                                           -----------
                                                                                           $ 3,092,997
------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 11.7%
    Clorox Co.                                                             4,300           $   339,969
    Colgate-Palmolive Co.                                                 12,300               904,050
    Dial Corp.                                                             4,300                89,494
    Gillette Co.                                                           8,000               803,500
    Philip Morris Cos., Inc.                                              20,500               928,906
    Procter & Gamble Co.                                                   8,400               670,425
    Revlon, Inc., "A"*                                                     6,300               222,469
    Tyco International Ltd.                                               31,922             1,438,485
                                                                                           -----------
                                                                                           $ 5,397,298
------------------------------------------------------------------------------------------------------
  Containers - 0.5%
    Stone Container Corp.                                                 24,400           $   254,675
------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.7%
    Cooper Industries, Inc.                                                6,800           $   333,200
------------------------------------------------------------------------------------------------------
  Electronics - 2.4%
    Analog Devices, Inc.*                                                  6,733           $   186,420
    Intel Corp.                                                           10,600               744,650
    Teradyne, Inc.*                                                        5,900               188,800
                                                                                           -----------
                                                                                           $ 1,119,870
------------------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Clear Channel Communications, Inc.*                                    4,900           $   389,244
    Jacor Communications, Inc.*                                            8,200               435,625
                                                                                           -----------
                                                                                           $   824,869
------------------------------------------------------------------------------------------------------
  Financial Institutions - 4.0%
    Advanta Corp., "B"                                                     1,800           $    45,675
    American Express Co.                                                   2,200               196,350
    Associates First Capital Corp., "A"                                    2,600               184,925
    CIT Group, Inc., "A"*                                                  1,300                41,925
    Federal National Mortgage Assn.                                        7,300               416,556
    Franklin Resources, Inc.                                               2,900               252,119
    Merrill Lynch & Co., Inc.                                              3,700               269,869
    Morgan Stanley, Dean Witter, Discover & Co.                            3,300               195,112
    Union Planters Corp.                                                   3,532               239,955
                                                                                           -----------
                                                                                           $ 1,842,486
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 2.8%
    Coca-Cola Co.                                                         12,200           $   812,825
    Earthgrains Co.                                                        4,600               216,200
    McCormick & Co., Inc.                                                  8,900               249,200
                                                                                           -----------
                                                                                           $ 1,278,225
------------------------------------------------------------------------------------------------------
  Forest and Paper Products - 1.4%
    Kimberly-Clark Corp.                                                  13,000           $   641,062
------------------------------------------------------------------------------------------------------
  Insurance - 8.6%
    Allstate Corp.                                                         3,900           $   354,413
    Chubb Corp.                                                            4,700               355,437
    CIGNA Corp.                                                            3,800               657,637
    Conseco, Inc.                                                         17,900               813,331
    FPIC Insurance Group, Inc.*                                            1,300                37,863
    Hartford Financial Services Group, Inc.                                5,100               477,169
    Lincoln National Corp.                                                 4,100           $   320,313
    PennCorp Financial Group, Inc.                                         6,300               224,831
    Reliastar Financial Corp.                                              7,550               310,966
    Travelers Group, Inc.                                                  8,350               449,856
                                                                                           -----------
                                                                                           $ 4,001,816
------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.6%
    Boston Scientific Corp.*                                               8,100           $   371,588
    Bristol-Myers Squibb Co.                                              12,900             1,220,662
    Uromed Corp.*                                                         15,800                55,794
                                                                                           -----------
                                                                                           $ 1,648,044
------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.2%
    Cardinal Health, Inc.                                                  4,000           $   300,500
    HBO & Co.                                                             11,900               571,200
    HEALTHSOUTH Corp.*                                                    17,745               492,424
    Tenet Healthcare Corp.*                                                8,600               284,875
    United Healthcare Corp.                                               15,500               770,156
                                                                                           -----------
                                                                                           $ 2,419,155
------------------------------------------------------------------------------------------------------
  Oil Services - 0.7%
    Baker Hughes, Inc.                                                     7,500           $   327,188
------------------------------------------------------------------------------------------------------
  Oils - 1.4%
    Chevron Corp.                                                          2,900           $   223,300
    USX-Marathon Group                                                    12,900               435,375
                                                                                           -----------
                                                                                           $   658,675
------------------------------------------------------------------------------------------------------
  Pollution Control - 0.9%
    Browning Ferris Industries, Inc.                                      11,100           $   410,700
------------------------------------------------------------------------------------------------------
  Railroads - 1.7%
    Burlington Northern Santa Fe Railway Co.                               4,300           $   399,631
    Wisconsin Central Transportation Corp.*                               15,900               371,663
                                                                                           -----------
                                                                                           $   771,294
------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.9%
    Hilton Hotels Corp.                                                    5,700           $   169,575
    Host Marriott Corp.*                                                  11,900               233,537
                                                                                           -----------
                                                                                           $   403,112
------------------------------------------------------------------------------------------------------
  Stores - 5.0%
    CVS Corp.                                                              8,300           $   531,719
    Gymboree Corp.*                                                       10,300               281,963
    Home Depot, Inc.                                                      10,700               629,962
    Office Depot, Inc.*                                                   12,200               292,037
    Rite Aid Corp.                                                         9,900               581,006
                                                                                           -----------
                                                                                           $ 2,316,687
------------------------------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Fred Meyer, Inc.*                                                      6,400           $   232,800
    Safeway, Inc.*                                                        11,300               714,725
                                                                                           -----------
                                                                                           $   947,525
------------------------------------------------------------------------------------------------------
  Telecommunications - 3.3%
    Aspect Telecommunications Corp.*                                      22,200           $   463,425
    Brooks Fiber Properties, Inc.*                                         2,500               137,500
    Cisco Systems, Inc.*                                                   8,100               451,575
    Intermedia Communications, Inc.*                                       2,800               170,100
    WorldCom, Inc.*                                                        9,500               287,375
                                                                                           -----------
                                                                                           $ 1,509,975
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    CalEnergy Co., Inc.*                                                   7,000           $   201,250
------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 1.6%
    MCI Communications Corp.                                               6,500           $   278,281
    Sprint Corp.                                                           8,300               486,588
                                                                                           -----------
                                                                                           $   764,869
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                          $40,991,251
------------------------------------------------------------------------------------------------------
Foreign Stocks - 8.0%
  Brazil - 0.5%
    Companhia Cervejaria Brahma, ADR (Beverages)                          16,600           $   235,513
------------------------------------------------------------------------------------------------------
  France - 1.0%
    Alcatel Alsthom, ADR (Telecommunications)                             17,400           $   440,437
------------------------------------------------------------------------------------------------------
  Japan - 2.0%
    Canon, Inc. (Office Equipment)                                        16,000           $   373,981
    Sankyo Co. Ltd. (Pharmaceuticals)                                      4,000                90,728
    Sony Corp. (Electronics)                                               5,200               463,786
                                                                                           -----------
                                                                                           $   928,495
------------------------------------------------------------------------------------------------------
  Sweden - 0.8%
    Skandia Forsakrings AB (Insurance)                                     7,700           $   363,638
------------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Novartis AG (Pharmaceuticals)                                            435           $   707,050
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    British Petroleum PLC, ADR (Oils)                                      6,958           $   554,466
    Jarvis Hotels PLC (Restaurants and Lodging)+                          77,500               191,231
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                     49,800               289,181
                                                                                           -----------
                                                                                           $ 1,034,878
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                       $ 3,710,011
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $38,076,739)                                                $44,701,262
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.7%
------------------------------------------------------------------------------------------------------
                                                                Principal Amount
                                                                   (000 Omitted)
------------------------------------------------------------------------------------------------------
    Ford Motor Credit Corp., due 1/02/98, at Amortized
      Cost                                                                $1,700           $ 1,699,681
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $39,776,420)                                           $46,400,943
Other Assets, Less Liabilities - (0.2)%                                                       (112,018)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                        $46,288,925
------------------------------------------------------------------------------------------------------
*Non-income producing security.
+Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
December 31, 1997
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $39,776,420)           $46,400,943
  Cash                                                                68,261
  Receivable for investments sold                                    631,786
  Receivable for Fund shares sold                                      3,786
  Dividends receivable                                                51,688
  Receivable from investment adviser                                  46,896
  Deferred organization expenses                                       4,727
  Other assets                                                           220
                                                                 -----------
      Total assets                                               $47,208,307
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $   884,612
  Payable to Fund shares repurchased                                   7,765
  Payable to affiliates -
    Management fee                                                       758
    Shareholder servicing agent fee                                       11
    Administrative fee                                                    10
  Accrued expenses and other liabilities                              26,226
                                                                 -----------
      Total liabilities                                          $   919,382
                                                                 -----------
Net assets                                                       $46,288,925
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $39,854,843
  Unrealized appreciation on investments                           6,624,523
  Accumulated distributions in excess of net realized gain on
    investments and foreign currency transactions                   (196,354)
  Accumulated undistributed net investment income                      5,913
                                                                 -----------
      Total                                                      $46,288,925
                                                                 ===========
Shares of beneficial interest outstanding                         3,717,734
                                                                  =========

Net asset value, offering price, and redemption price per
  share (net assets of $46,288,925 / 3,717,734 shares of
  beneficial interest outstanding)                                 $12.45
                                                                   ======
See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
Six Months Ended December 31, 1997
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $  204,576
    Interest                                                             39,888
    Foreign taxes withheld                                               (2,340)
                                                                     ----------
        Total investment income                                      $  242,124
                                                                     ----------

  Expenses -
    Management fee                                                   $  137,076
    Trustees' compensation                                                2,500
    Shareholder servicing agent fee                                       1,737
    Administrative fee                                                    3,079
    Registration fees                                                    14,242
    Auditing fees                                                         9,900
    Custodian fees                                                        9,752
    Legal fees                                                            1,756
    Printing                                                              1,291
    Amortization of organization expenses                                   703
    Miscellaneous                                                           163
                                                                     ----------
      Total expenses                                                 $  182,199
    Fees paid indirectly                                                   (650)
    Preliminary reduction of expenses by investment adviser             (33,051)
                                                                     -----------
      Net expenses                                                   $  148,498
                                                                     ----------
        Net investment income                                        $   93,626
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $1,365,914
    Foreign currency transactions                                        (1,978)
                                                                     ----------
        Net realized gain on investments and foreign currency
          transactions                                               $1,363,936
                                                                     ----------
  Change in unrealized appreciation -
    Investments                                                      $1,508,430
    Translation of assets and liabilities in foreign
      currencies                                                            181
                                                                     ----------
        Net unrealized gain on investments and
          foreign currency translation                               $1,508,611
                                                                     ----------
          Net realized and unrealized gain on investments and
            foreign currency                                         $2,872,547
                                                                     ----------
              Increase in net assets from operations                 $2,966,173
                                                                     ==========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------
                                                            Six Months  Ended
                                                            December 31, 1997        Year Ended
                                                                  (Unaudited)     June 30, 1997
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    93,626        $   145,609
  Net realized gain (loss) on investments and foreign
    currency transactions                                           1,363,936            (29,793)
  Net unrealized gain on investments and foreign currency
    translation                                                     1,508,611          5,643,580
                                                                  -----------        -----------
    Increase in net assets from operations                        $ 2,966,173        $ 5,759,396
                                                                  -----------        -----------
Distributions declared to shareholders -
  From net investment income                                      $  (191,092)       $   (79,710)
  From net realized gain on investments and foreign currency
    transactions                                                   (1,508,611)           --
  In excess of net realized gain on investments and foreign
    currency transactions                                             (38,434)           --
                                                                  -----------        -----------
    Total distributions declared to shareholders                  $(1,738,137)       $   (79,710)
                                                                  -----------        -----------
Net increase in net assets from Fund share transactions           $ 2,769,165        $13,832,936
                                                                  -----------        -----------
      Total increase in net assets                                $ 3,997,201        $19,512,622
Net assets:
  At beginning of period                                           42,291,724         22,779,102
                                                                  -----------        -----------

  At end of period (including accumulated undistributed net
    investment income of $5,913 and $103,379, respectively)       $46,288,925        $42,291,724
                                                                  ===========        ===========
See notes to financial statements

FINANCIAL STATEMENTS - continued
Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                     Six Months Ended
                                                    December 31, 1997             Year Ended           Period Ended
                                                          (Unaudited)          June 30, 1997         June 30, 1996*
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
   each period):
Net asset value - beginning of period                         $ 12.10                $  9.78                $ 10.00
                                                              -------                -------                -------
Income from investment operations# -
  Net investment income(S)                                    $  0.03                $  0.06                $  0.02
  Net realized and unrealized gain (loss) on investments
    and foreign currency transactions                            0.80                   2.29                  (0.24)
                                                              -------                -------                -------
      Total from investment operations                        $  0.83                $  2.35                $ (0.22)
                                                              -------                -------                -------
Less distributions declared to shareholders -
  From net investment income                                  $ (0.05)               $ (0.03)                  --
  From net realized gain on investments and foreign
    currency transactions                                       (0.42)                  --                     --
  In excess of net realized gain on investments and
    foreign currency transactions                               (0.01)                  --                     --
                                                              -------                -------                -------
      Total distributions declared to shareholders            $ (0.48)               $  0.03)                  --
                                                              -------                -------                -------
Net asset value - end of period                               $ 12.45                $ 12.10                $  9.78
                                                              =======                =======                =======
Total return                                                     7.00%++               24.12%                 (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                       0.65%+                 0.65%                  0.65%+
  Net investment income                                          0.40%+                 0.56%                  1.52%+
Portfolio turnover                                                 36%                    84%                     6%
Average commission rate                                       $0.0526                $0.0318                $0.0260
Net assets at end of period (000 omitted)                     $46,289                $42,292                $22,779

  *For the period from the commencement of the Fund's investment operations, May 20, 1996, through
   June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
(S)The investment adviser voluntarily agreed to maintain the expenses of the Fund, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses, were over this limitation, the net investment income per share and the ratios would have been:

     Net investment income                                    $  0.02                $  0.03                    --
     Ratios (to average net assets):
       Expenses##                                               0.80%+                 0.90%                   2.03%+
       Net investment income                                    0.25%+                 0.31%                   0.14%+
See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last
quoted bid prices.   Short-term obligations, which mature in 60 days or less,
are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's average daily net assets. The fee is reduced according to an arrangement which measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

At June 30, 1997, the Fund, for federal income tax purposes, had a capital loss carryforward of $7,440 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2005.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's other expenses do not exceed 0.05% of its average daily net assets. This is reflected as a preliminary reduction of expenses in the Statement of Operations.

Administrator - Effective March 1, 1997, the Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, compliance, shareholder servicing, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets, provided that the administrative fee is not assessed on Fund assets that exceed $3 billion:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations aggregated $16,404,042 and $15,657,449, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $39,776,420
                                                                  -----------
Gross unrealized appreciation                                     $ 7,923,450
Gross unrealized depreciation                                      (1,298,927)
                                                                  -----------
    Net unrealized appreciation                                   $ 6,624,523
                                                                  ===========
(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                  Six Months Ended December 31, 1997          Year Ended June 30, 1997
                                  ----------------------------------   -------------------------------
                                            Shares            Amount          Shares            Amount
------------------------------------------------------------------------------------------------------
Shares sold                                207,859      $  2,633,724       1,574,044       $17,800,872
Shares issued to shareholders in
  reinvestment of distributions            141,908         1,725,601           7,415            79,710
Shares reacquired                         (127,425)       (1,590,160)       (415,234)       (4,047,646)
                                           -------      ------------       ---------       -----------
    Net increase                           222,342      $  2,769,165       1,166,225       $13,832,936
                                           =======      ============       =========       ===========

(6) Line of Credit
The Fund and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1997, was $60.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1997, the Fund owned the following restricted securities (constituting 0.04% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                       Share/Par                         Market
Description     Dates of Acquisition      Amount           Cost           Value
-------------------------------------------------------------------------------
Jarvis Hotels PLC     6/21/96-7/2/97      77,500       $207,830        $191,231






               --------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1998 MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116-3741                        IRF-3 2/98 .5M